As filed with the Securities and Exchange Commission on December 2, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2004

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On December 2, 2004, the Corporation issued a news release announcing the acquisition by First Charter Bank, its wholly owned subsidiary, of Smith & Associates Insurance Services, Inc. on December 1, 2004. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01      Financial Statements and Exhibits

     (c)      Exhibits

99.1	News Release disseminated on December 2, 2004 by First Charter Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ ROBERT O. BRATTON

Robert O. Bratton
Executive Vice President and Chief Financial Officer

Dated: December 2, 2004

 EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on December 2, 2004 by First Charter Corporation.